                                                                EXHIBIT 99.1 (a)

                              WILKES-BARRE IMAGING
                          INDEX TO FINANCIAL STATEMENTS

                                                                                                        PAGE
                                                                                                        ----
Report of Independent Certified Public Accountants                                                       6

Balance Sheets as of December 31, 1999 and 1998                                                          7

Statements of Income for the Years Ended December 31, 1999 and 1998                                      8

Statements of Partners' Capital for the Years Ended December 31, 1999 and 1998                           9

Statements of Cash Flows for the Years Ended December 31, 1999 and 1998                                 10

Notes to Financial Statements                                                                        11-16

Balance Sheets (unaudited) as of March 31, 2000 and December 31, 1999                                   17

Statements of Income (unaudited) for the Three Months Ended March 31, 2000 and 1999                     18

Statements of Cash Flows (unaudited) for the Three Months Ended March 31, 2000 and 1999                 19

Notes to Financial Statements                                                                           20


               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



To the Partners of
   Wilkes-Barre Imaging:

We have audited the accompanying balance sheets of Wilkes-Barre Imaging, a New York general partnership (the "Partnership") as of December 31, 1999 and 1998, and the related statements of income, partners' capital and cash flows for the years then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Wilkes-Barre Imaging as of December 31, 1999 and 1998, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States.




                                   ARTHUR ANDERSEN LLP




West Palm Beach, Florida,
August 9, 2000.

                              WILKES-BARRE IMAGING
                                 BALANCE SHEETS
                           DECEMBER 31, 1999 AND 1998
                                 (IN THOUSANDS)


                                     ASSETS
                                                                         1999          1998
                                                                         ----          ----
CURRENT ASSETS:
     Cash and cash equivalents                                          $  412        $  279
     Trade accounts receivable, net                                      1,668           827
     Other current assets                                                   70            43
                                                                        ------         -----
          Total current assets                                           2,150         1,149

PROPERTY AND EQUIPMENT, net of accumulated
     depreciation of $997 and $99 in 1999 and 1998, respectively         6,075         2,756

OTHER ASSETS                                                                 2             4
                                                                        ------         -----
          Total assets                                                  $8,227        $3,909
                                                                        ======        ======
                        LIABILITIES AND PARTNERS' CAPITAL

CURRENT LIABILITIES:
     Accounts payable and other accrued expenses                        $  436        $  417
     Advances and accrued management fees due to partner                   250           184
     Current portion of long-term debt and obligations
        under capital leases                                               757           209
                                                                        ------         -----
          Total current liabilities                                      1,443           810
                                                                        ------         -----
LONG-TERM DEBT AND OBLIGATIONS UNDER CAPITAL
        LEASES, less current portion                                     5,259         2,310

PARTNERS' CAPITAL                                                        1,525           789
                                                                        ------         -----
          Total liabilities and partners' capital                       $8,227        $3,909
                                                                        ======        ======


     The accompanying notes to financial statements are an integral part of these balance sheets.

                              WILKES-BARRE IMAGING
                              STATEMENTS OF INCOME
                 FOR THE YEARS ENDED DECEMBER 31, 1999 AND 1998
                                 (IN THOUSANDS)


                                              1999          1998
REVENUES:
     Patient services                        $8,177        $4,731
     Other                                     --               4
                                             ------        ------
           Total revenues                     8,177         4,735

OPERATING EXPENSES:
      Cost of services                        3,364         2,722
      Provision for doubtful accounts           314           141
      Depreciation and amortization             969            84
                                             ------        ------
          Total operating expenses            4,647         2,947
                                             ------        ------
          Income from operations              3,530         1,788

INTEREST EXPENSE, net                           640            26
                                             ------        ------
          Net income                         $2,890        $1,762
                                             ======        ======


     The accompanying notes to financial statements are an integral part of these statements.

                              WILKES-BARRE IMAGING
                         STATEMENTS OF PARTNERS' CAPITAL
                 FOR THE YEARS ENDED DECEMBER 31, 1999 AND 1998
                                 (IN THOUSANDS)


BALANCE, December 31, 1997                                  $   286

     Distributions, net                                      (1,259)

     Net income                                               1,762
                                                            -------
BALANCE, December 31, 1998                                      789

      Distributions, net                                     (2,154)

      Net income                                              2,890
                                                            -------
BALANCE, December 31, 1999                                  $ 1,525
                                                            =======


     The accompanying notes to financial statements are an integral part of these statements.

                              WILKES-BARRE IMAGING
                            STATEMENTS OF CASH FLOWS
                 FOR THE YEARS ENDED DECEMBER 31, 1999 AND 1998
                                 (IN THOUSANDS)


                                                                                 1999            1998
                                                                                 ----            ----
CASH FLOWS FROM OPERATING ACTIVITIES:
    Net income                                                                  $ 2,890         $ 1,762
                                                                                -------         -------
    Adjustments to reconcile net income to net cash
       provided by operating activities-
          Depreciation and amortization                                             969              84
          Changes in assets and liabilities:
             Trade accounts receivable, net                                        (841)           (462)
             Other current assets                                                   (27)            (26)
             Other assets                                                             2            --
             Accounts payable and other accrued expenses                             19             238
             Advances and accrued management fees due to partner                     66             (77)
                                                                                -------         -------
                     Total adjustments                                              188            (243)
                                                                                -------         -------
                     Net cash provided by operating activities                    3,078           1,519
                                                                                -------         -------
CASH FLOWS FROM INVESTING ACTIVITIES:
    Purchases of property and equipment                                            (434)         (2,590)
                                                                                -------         -------
CASH FLOWS FROM FINANCING ACTIVITIES:
    Principal payments of long-term debt                                           (174)            (65)
    Proceeds from issuance of debt                                                  483           2,584
    Payments on capital leases                                                     (666)           --
    Partner distributions, net                                                   (2,154)         (1,259)
                                                                                -------         -------
                     Net cash (used in) provided by financing activities         (2,511)          1,260
                                                                                -------         -------
                     Net increase in cash and cash equivalents                      133             189

CASH AND CASH EQUIVALENTS, beginning of year                                        279              90
                                                                                -------         -------
CASH AND CASH EQUIVALENTS, end of year                                          $   412         $   279
                                                                                =======         =======
SUPPLEMENTAL DISCLOSURES:
             Cash paid during the year for interest                             $   650         $   157
                                                                                =======         =======
             Equipment additions under capital leases                           $ 3,854         $  --
                                                                                =======         =======


  The accompanying notes to financial statements are an integral part of these statements.

                              WILKES-BARRE IMAGING

                          NOTES TO FINANCIAL STATEMENTS

                     YEARS ENDED DECEMBER 31, 1999 AND 1998



1.   NATURE OF BUSINESS

Wilkes-Barre Imaging (the "Partnership"), a 60 percent owned subsidiary of US Diagnostic Inc., is a New York general partnership which started business on April 1, 1996. The Partnership provides diagnostic imaging services, including magnetic resonance imaging ("MRI"), computed tomography ("CT"), open MRI, mammography, ultrasound, nuclear medicine, nuclear cardiology and radiography and fluoroscopy in Wilkes-Barre, Pennsylvania.

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect certain amounts of assets and liabilities at the date of the financial statements and certain reported amounts of revenues and expenses during the reporting period. The most significant estimates relate to contractual and bad debt allowances on accounts receivable and useful lives of medical equipment. Future events could alter such estimates in the near term. In addition, healthcare industry reforms and reimbursement practices will continue to impact the Partnership's operations and the determination of contractual and other allowance estimates. As such, actual results could differ from those estimates.

         REVENUE RECOGNITION

Revenues are recognized when services are provided. Patient services revenues are reported at the estimated net realizable amounts from patients, third-party payors and others for services rendered including estimated prospectively determined adjustments under reimbursement agreements with third-party payors. These adjustments are accrued on an estimated basis in the period the related services are rendered and adjusted in future periods as final settlements are determined. Other revenues are recognized over the applicable contract period. If revenues are collected in advance, they are recorded as unearned revenue.

         CASH AND CASH EQUIVALENTS

Cash and cash equivalents are comprised of cash and certain liquid investments with maturity of three months or less when purchased. The carrying amount of cash equivalents approximates fair value due to their short-term nature.

         PROPERTY AND EQUIPMENT

Property and equipment are stated at cost. Depreciation and amortization are provided using the straight-line method over the following estimated useful lives:

Equipment under capital leases              Term of lease
Building                                    10 years
Diagnostic and related equipment            5 to 7 years
Computer and office equipment               3 to 5 years

The Partnership capitalizes expenditures for improvements and major renewals. Maintenance, repairs and minor replacements are charged to operations as incurred. When assets are sold or otherwise disposed of, the cost and related reserves are removed from the accounts and any resulting gain or loss is included in the results of operations.

         INCOME TAXES

Taxable earnings of the Partnership flow through directly to its partners. Each partner is treated as the owner of its proportionate share of the net assets, income and expenses and each is subject to Federal and State taxation on its share of income.

         COMPREHENSIVE INCOME

The Partnership has adopted SFAS No. 130, "Reporting Comprehensive Income". This standard requires that all items that meet the definition of components of comprehensive income be reported in a full set of general purpose financial statements for the period in which they are recognized. Components of comprehensive income include revenues, expenses, gains and losses that under accounting principles generally accepted in the United States are included in comprehensive income, but excluded from net income. There are no differences between the Partnership's net income, as reported, and comprehensive income, as defined, for the periods presented and, therefore, no separate statement of comprehensive income has been presented.

         ADVANCES AND ACCRUED MANAGEMENT FEES DUE TO PARTNER

Advances are comprised of amounts owed for the portion of services received under national contracts entered into by one of the partners. These contracts are used in order to take advantage of volume discounts.

Accrued management fees are comprised of amounts owed to one partner for corporate accounting services provided. These fees are based on a percentage of patient services revenues.

3.   TRADE ACCOUNTS RECEIVABLE, NET

Trade accounts receivable, net are comprised of the following at December 31, 1999 and 1998:

                                                                    1999          1998
                                                                  (Amounts in thousands)
                                                                ------------   ------------
Trade accounts receivable                                           $1,949        $  974
Allowance for doubtful accounts                                       (281)         (147)
                                                                    ------        ------
                                                                    $1,668          $827
                                                                    ------        ------
                                                                    ------        ------

The Partnership's imaging center grants credit without collateral to its patients, most of whom are residents of Wilkes-Barre, Pennsylvania and are insured under third-party payor agreements.

The mix of receivables from third-party payors and patients is as follows at December 31, 1999 and 1998:

                                          1999        1998
                                          ----        ----
Medicare and Medicaid                      21%         26%
Workers' Compensation and Self Pay         14          14
Commercial                                 18          15
Managed Care                               34          33
Other                                      13          12
                                          ---         ---
         Total                            100%        100%
                                          ---         ---

The allowance for doubtful accounts include management's estimate of the amounts expected to be written off on specific accounts and for write offs on other unidentified accounts included in accounts receivable. In estimating the write offs and adjustments on specific accounts, management relies on a combination of in-house analysis and a review of contractual payment rates from private health insurance programs or under the federal Medicare program. In estimating the allowance for unidentified write offs and adjustments, management relies on historical experience. The amounts the Partnership will ultimately realize could differ materially in the near term from the amounts assumed in arriving at the allowance for doubtful accounts in the financial statements.

4.   PROPERTY AND EQUIPMENT, NET

Property and equipment, net, are stated at cost and are comprised of the following at December 31, 1999 and 1998:

                                         1999          1998
                                         ----          ----
                                       (Amounts in thousands)
Equipment under capital leases          $3,798        $ --
Building                                 2,670            21
Diagnostic and related equipment           557           520
Computer and office equipment               47            47
Construction in progress                  --           2,267
                                        ------        ------

                                         7,072         2,855
Less:  Accumulated depreciation            997            99
                                        ------        ------

Property and equipment, net             $6,075        $2,756
                                        ------        ------
                                        ------        ------

Accumulated depreciation and depreciation expense for equipment under capital leases were approximately $564,000 and $0 as of December 31, 1999 and 1998, respectively.

5.   ACCOUNTS PAYABLE AND OTHER ACCRUED EXPENSES

Accounts payable and other accrued expenses are comprised of the following at December 31, 1999 and 1998:

                                         1999       1998
                                         ----       ----
                                     (Amounts in thousands)
Accounts payable                         $202        $112
Accrued payroll and related costs          35          52
Accrued radiology fees                     27          54
Other accrued expenses                    172         199
                                         ----        ----

                                         $436        $417
                                         ----        ----
                                         ----        ----

6.   LONG-TERM DEBT

Long-term debt is comprised of the following at December 31, 1999 and 1998:

                                                                                       1999          1998
                                                                                       ----          ----
                                                                                     (Amounts in thousands)
Notes payable to GE, bearing interest at rates which range from 5.5 percent to
  10.25 percent, maturing at various dates through February 2006. The notes are
  primarily secured by a building and certain diagnostic equipment                     $2,446        $2,073

Notes payable to DVI Financial Services bearing interest rates which range from
  10.11 percent to 10.5 percent, maturing at various dates through June 2004
  The notes are primarily secured by certain diagnostic equipment                         382           446
                                                                                       ------        ------

         Total long-term debt                                                           2,828         2,519

Less:  Current portion                                                                    150           209
                                                                                       ------        ------

         Long-term debt                                                                $2,678        $2,310
                                                                                       ------        ------
                                                                                       ------        ------

Scheduled maturities of long-term debt at December 31, 1999, are as follows (amounts in thousands):

              2000                   $        150
              2001                            166
              2002                            948
              2003                            257
              2004                            500
              Thereafter                      807
                                     ------------
                                     $      2,828
                                     ------------
                                     ------------


7.   LEASE OBLIGATIONS

The Partnership leases the land under the building which houses its operations. The lease expires in December 2007 and will be renewed under certain conditions. The rent is $523 per month.

The Partnership is leasing diagnostic equipment under various capital leases. Future minimum scheduled payments required under these noncancelable leases at December 31, 1999 are as follows (amounts in thousands):

     2000                                                              $       904
     2001                                                                      986
     2002                                                                      986
     2003                                                                      986
     2004                                                                      111
                                                                       -----------
     Total minimum lease payments                                            3,973
     Less:  Amounts representing interest                                     (785)
                                                                       -----------
     Present value of capital lease obligations                              3,188
     Less:  Current portion                                                   (607)
                                                                       -----------
     Long-term capital lease obligations                               $     2,581
                                                                       ===========

8.   401(K) PROFIT SHARING PLAN

The US Diagnostic Inc. 401(k) Profit Sharing Plan (the "401(k) Plan") was offered to full-time employees who completed six months of service. Eligible employees made elective deferrals in any amount up to 15% of their compensation. The Partnership contributed 100% of the amount withheld from the Participant's compensation (up to a maximum of 3%) and were allowed additional discretionary contributions. Employer contributions to the 401(k) Plan totaled approximately $13,000 and $8,000 in fiscal 1999 and 1998, respectively. In connection with the asset sale described in Note 9, the Partnership's participation in the 401(k) Plan is expected to discontinue, with Participant balances transferring to a new plan.

9.   SUBSEQUENT EVENTS

The Partnership had an agreement with General Medical Services Corporation ("GMS"), now doing business as Wyoming Valley Physician Network, pursuant to which GMS provided Wilkes-Barre Imaging with one or more radiologists, as necessary, to read and interpret all diagnostic imaging (except nuclear cardiology). On April 5, 2000, the Partnership received written notice that Wyoming Valley Physician Network was terminating the Physician Services Agreement effective August 3, 2000.

On May 31, 2000, the Partnership sold substantially all of its assets (the "Assets"), to InSight Health Corp., a Delaware corporation and a wholly owned subsidiary of InSight Health Services Corp., a Delaware corporation, pursuant to an Asset Purchase Agreement dated May 2, 2000 (the "Purchase Agreement"). The Assets sold under the Purchase Agreement consist of certain tangible and intangible assets, including diagnostic imaging equipment, customer contracts and other agreements held in connection with providing diagnostic imaging services to customers in Wilkes-Barre, Pennsylvania. The aggregate purchase price for the Assets was approximately $17.4 million. The purchase price was paid entirely in cash and is subject to certain post-closing adjustments.

                              WILKES-BARRE IMAGING
                                 BALANCE SHEETS
                      MARCH 31, 2000 AND DECEMBER 31, 1999
                                 (IN THOUSANDS)
                                   (UNAUDITED)

                                                                                  2000          1999
                                                                                 ------        ------
                                          ASSETS
CURRENT ASSETS:
     Cash and cash equivalents                                                    $  423        $  412
     Trade accounts receivables, net                                               2,023         1,668
     Other current assets                                                             56            70
                                                                                  ------        ------
        Total current assets                                                       2,502         2,150

PROPERTY AND EQUIPMENT, net                                                        5,859         6,075

OTHER ASSETS                                                                        --               2
                                                                                  ------        ------

        Total assets                                                              $8,361        $8,227
                                                                                  ------        ------
                                                                                  ------        ------
                             LIABILITIES AND PARTNERS' CAPITAL

CURRENT LIABILITIES:
     Accounts payable and other accrued expenses                                  $  708        $  686
     Current portion of long-term debt and obligation under capital leases           757           757
                                                                                  ------        ------
        Total current liabilities                                                  1,465         1,443
                                                                                  ------        ------


LONG-TERM DEBT AND OBLIGATIONS UNDER CAPITAL
LEASES, less current portion                                                       5,059         5,259

PARTNERS' CAPITAL                                                                  1,837         1,525
                                                                                  ------        ------

        Total liabilities and partners' capital                                   $8,361        $8,227
                                                                                  ------        ------
                                                                                  ------        ------


     The accompanying notes to financial statements are an integral part of these balance sheets.

                              WILKES-BARRE IMAGING
                              STATEMENTS OF INCOME
               FOR THE THREE MONTHS ENDED MARCH 31, 2000 AND 1999
                                 (In thousands)
                                   (Unaudited)

                                             2000          1999
                                             ----          ----
REVENUES:
     Patient services                       $2,244        $1,767
                                            ------        ------
       Total revenues                        2,244         1,767
                                            ------        ------

OPERATING EXPENSES:
     Costs of services                         959           648
     Provision for doubtful accounts            93            66
     Depreciation and amortization             234           248
                                            ------        ------
       Total operating expenses              1,286           962
                                            ------        ------

       Income from operations                  958           805

INTEREST EXPENSE, net                          156           145
                                            ------        ------

       Net income                           $  802        $  660
                                            ------        ------
                                            ------        ------

       The accompanying notes to financial statements are an integral part of these statements.

                              WILKES-BARRE IMAGING
                            STATEMENTS OF CASH FLOWS
               FOR THE THREE MONTHS ENDED MARCH 31, 2000 AND 1999
                                 (IN THOUSANDS)
                                   (UNAUDITED)

                                                                              2000     1999
                                                                              ----     ----
CASH FLOWS FROM OPERATING ACTIVITIES:
    Net income                                                                $ 802    $ 660
                                                                              -----    -----
    Adjustments to reconcile net income to net cash provided
       by operating activities-
         Depreciation and amortization                                          234      248
         Change in assets and liabilities:
            Trade accounts receivable, net                                     (355)    (485)
            Other current assets                                                 16        1
            Accounts payable and other accrued expenses                          22        2
                                                                              -----    -----
                 Total adjustments                                              (83)    (234)
                                                                              -----    -----

                 Net cash provided by operating activities                      719      426
                                                                              -----    -----

CASH FLOWS FROM INVESTING ACTIVITIES:
    Purchases of property and equipment                                         (18)    (568)
                                                                              -----    -----

CASH FLOWS FROM FINANCING ACTIVITIES:
    Net proceeds (principal payments) of debt and capital lease obligations    (200)     421
    Partner distributions, net                                                 (490)    (225)
                                                                              -----    -----
                 Net cash (used in) provided by financing activities           (690)     196
                                                                              -----    -----

                 Net increase in cash and cash equivalents                       11       54

CASH AND CASH EQUIVALENTS, beginning of period                                  412      279
                                                                              -----    -----
CASH AND CASH EQUIVALENTS, end of period                                      $ 423    $ 333
                                                                              -----    -----
                                                                              -----    -----

SUPPLEMENTAL DISCLOSURES:
              Cash paid during the period for interest                       $ 159    $ 144
                                                                              -----    -----
                                                                              -----    -----

              The accompanying notes to financial statements are an
                       integral part of these statements.

                              WILKES-BARRE IMAGING
                          NOTES TO FINANCIAL STATEMENTS
                             MARCH 31, 2000 AND 1997
                                   (UNAUDITED)


(1)    BASIS OF PRESENTATION

       In the opinion of management, the financial information reflects all adjustments which are necessary to a fair presentation of the financial position, results of operations and cash flows for the interim periods presented and are of a normal recurring nature, unless otherwise disclosed in this report.

       The statements should be read in conjunction with the notes to the financial statements of Wilkes-Barre Imaging (Wilkes-Barre) as of and for the years ended December 31, 1999 and 1998.

(2)    ACQUISITION BY INSIGHT HEALTH CORP.

       On May 31, 2000, substantially all of the assets of Wilkes-Barre were acquired by InSight Health Corp., a wholly owned subsidiary of InSight Health Services Corp. (InSight), from US Diagnostic Inc. (USD). The aggregate purchase price was approximately $17.4 million, subject to certain post-closing adjustments.